UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

BioPower Operations Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 333-172139

Nevada	333-172139	27-4460232
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20801 Biscayne Blvd., Suite 403 Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)  (786) 923-0272

1000 Corporate Drive, Suite 200

Fort Lauderdale, Florida 33334

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements or statements which arguably imply or suggest certain things about our future. Statements which express that we “believe,” “anticipate,” “expect,” or “plan to,” and any other similar statements which are not historical fact, are forward-looking statements. These statements are based on assumptions that we believe are reasonable, but there are a number of factors that could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements speak as of the date hereof, and we do not undertake any obligation to update or revise any forward-looking statements, except as expressly required by law.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

HyFi Asset Purchase Agreement

On June 29, 2021, BioPower Operations Corporation, a Nevada corporation (the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Rafael Ben Shaya, Troy MacDonald, Adam Benchaya, Thomas Perez, Tom Saban and Edouard Pouchoy (collectively, Messrs. Ben Shaya, MacDonald, Benchaya, Perez, Saban and Pouchoy are referred to herein as the “Sellers”).

Pursuant to the terms of the APA, the Company agreed to acquire from the Sellers, and the Sellers agreed to sell to the Company, certain assets comprised of the goodwill, intellectual property, business proprietary know-how and trade secrets, intangible property and other assets of Sellers’ business with respect to HyFi, and any and all rights of Sellers in and to the foregoing (the “Assets”), and certain governance/utility virtual tokens (collectively, the “HyFi Tokens”) expected to be used as a means of payment on the HyFi Platform, as hereinafter defined (the “Acquisition”). The “HyFi Platform” means a decentralized finances (“DeFi”) exchange marketplace using blockchain platform technology. The DeFi principles are based on an ecosystem of financial services utilizing tokenization and non-fungible tokens (“NFTs”) for production, licenses, projects and commodities across vertical and horizontal markets.

In addition, the Sellers agreed to (i) pay to the Company, on the closing date of the Acquisition, $300,000 (the “Cash Consideration”), and (ii) transfer to the Company, on the closing date of the Acquisition, 400,000,000 HyFi Tokens (the “HyFi Token Consideration”). The Company intends to use the Cash Consideration to bring the Company into a fully reporting status with the Securities and Exchange Commission and for public company operating expenses.

Pursuant to the terms of the APA, the Company agreed to file with the State of Nevada the certificate of designation for the Series C preferred stock on or before the date that is 60 calendar days after the closing of the Acquisition. In exchange for the sale of the Assets and the Cash Consideration, the Company agreed to issue to the Sellers an aggregate of 900,000 Series C preferred shares within 30 calendar days after the State of Nevada provides written confirmation of filing of the certificate of designation for the Series C preferred stock.

Pursuant to the terms of the APA, the parties agreed that the Series C preferred stock will have the following terms, among others:

1.	Authorized Shares of Series C Preferred Stock. The number of authorized shares of Series C preferred stock will be 900,000.

2.	Conversion. Subject to the other terms and conditions in the certificate of designation, a Series C preferred stock holder will have the right from time to time and at any time following the date that is one year after the date on the signature page of the certificate of designations to convert each outstanding share of Series C preferred stock into 450 shares of Company common stock. Based on the number of shares of common stock issued and outstanding as of June 29, 2021, if all of the 900,000 shares of Series C preferred stock are issued and subsequently converted, the holders of the converted stock will hold 90% of the issued and outstanding shares of common stock.

3.	Voting. Except as otherwise set forth in the certificate of designation, each share of Series C preferred stock will, on any matter submitted to the holders of Company common stock, or any class thereof, for a vote, vote together with the common stock, or any class thereof, as applicable, as one class on such matter, and each share of Series C preferred stock will have 450 votes.

4.	Dividends. The Series C preferred stock is not entitled to receive dividends or distributions.

The Acquisition closed on June 29, 2021 (the “Closing Date”). On the Closing Date, the Sellers delivered the Cash Consideration and the HyFi Token Consideration.

Series A Preferred Stock Redemption Agreement & Senior Promissory Note

Also on the Closing Date, the Company and China Energy Partners, LLC (“CEP”) entered into a share redemption agreement (the “Redemption Agreement”), dated as of June 29, 2021, pursuant to which the Company redeemed one share of the Company’s Series A preferred stock from CEP (the “Series A Share”). On the Closing Date, as provided in the Redemption Agreement, the Company issued to CEP a senior promissory note (the “Note”) in the principal amount of $1,000,000. The Series A Share will be held in escrow by an attorney designated by CEP (the “Escrow Agent”), and the CEP will designate such Escrow Agent within 30 calendar days after the Closing Date. If an Event of Default (as defined in the Note) occurs under the Note, then the Company will direct the Escrow Agent to release the Series A Share to CEP; provided, however, that CEP will also retain all rights and privileges under the Note (and the Company will remain bound to all obligations under Note) even if the Series A Share is required to be released by the Escrow Agent to CEP as provided in the Redemption Agreement. For the avoidance of doubt, CEP will regain all rights, title, and interest in and to the Series A Share upon the occurrence of an Event of Default under the Note, regardless of the amount of the outstanding balance owed under the Note at the time of the occurrence of an Event of Default under the Note.

The above description does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, the Redemption Agreement, and the Note, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On the Closing Date, as provided in the APA, Robert Kohn resigned as the Company’s Chief Executive Officer. Mr. Kohn remained as a member of the Board of Directors. Also on the Closing Date, the Company appointed the following individuals to serve as members of the Board of Directors: Troy MacDonald (Chairman), Adam Benchaya, and Thomas Perez. As a result, following the closing of the Acquisition, the Company’s Board of Directors consists of the following:

Troy MacDonald (Chairman)

Adam Benchaya

Robert Kohn

Thomas Perez

Also on the Closing Date, the following individuals were appointed to serve as officers of the Company:

Troy MacDonald, Chief Executive Officer

Robert Kohn, Chief Financial Officer

Adam Benchaya, President and Chief Marketing Officer

Troy MacDonald. Since December 2017, Mr. MacDonald, age 51, has served as Chief Operating Officer of WPP Energy GmbH, a private Swiss renewable energy company (“WPP Energy”), and as Chief Operating Officer and Chief Innovation Officer beginning in 2020. He remains a key contributor and stakeholder in WPP Energy. Prior to December 2017, Mr. MacDonald founded The Monetary Man Inc. in June 2004, Gem of a Diamond in 2012 and Investors Gold Corporation in 2014. Collectively, the three companies focused on precious metals, gems and currency.

Mr. MacDonald is co-founder of HyFi Exchange and is also co-founder and co-architect of the HyFi Platform, WPP Token and HyFi Token. He led the effort to successfully create high level partnerships with exchanges, advisors, developers, investors, community support people and other key ecosystem participants.

While in his role at WPP Energy, Mr. MacDonald successfully procured a Master VORAX waste-to-energy technology 25-year global exclusive distribution license and procured W2H2 unconventional water electrolysis technology. Mr. MacDonald has built large academic and scientific teams and built and trained a global distributor/reseller network. He has created dozens of corporate partnerships and strategic alliances around the VORAX and W2H2 technologies, including those with multi-billion-dollar companies and large educational institutions.

He is a former four-time national award winner for outstanding business development as a HNW private banker with TD Bank (a top 25 world bank) and national employee of the year with HFC/HSBC. Mr. MacDonald has built multiple successful businesses in the past across a variety of industries. He is also an internationally known numismatist with a 43-year, two generation history in physical currency. The transition into digital currency was a natural challenge for a professional banker and currency expert.

Mr. MacDonald has successfully completed the Harvard Business School Program on “Disruptive Innovation Strategy” and MIT University’s Program on “Blockchain Technology & Business Innovation” and the London School of Economics “Negotiation Programme”. He also studied at Stanford University in the “Energy Innovation & Emerging Technologies Program” and is a graduate of Saint Mary’s University.

Adam Benchaya. Since June 2016, Mr. Benchaya, age 34, has been the Vice President and Marketing Manager at WPP Energy. Prior to 2016, he served as Vice President of Business Development at WPP Energy. Mr. Benchaya was a key contributor and innovator at WPP Energy. He is the co-founder of HyFi Exchange and is also co-founder and co-architect of the HyFi Platform. He was also a key contributor in the effort to successfully create high level partnerships with exchanges, advisors, developers, investors, community support people and other key ecosystem participants.

Mr. Benchaya is an ambassador for the Benchaya family, which has a long tradition and passion for renewable energy and environmental technology in pursuit of a better and cleaner world.

Robert Kohn. From January 2011 to February 2017, Mr. Kohn, age 70, served as the CEO, Director and Secretary of the Company. Mr. Kohn has also served as a director and officer of BioPower Corporation of Florida, the Company’s wholly owned subsidiary, since September 2010.

Since February 2017, Mr. Kohn has been Managing Partner of The Asset Acquisition Group. Since January 2018, Mr. Kohn has also served as Chief Financial Officer of WPP Energy GmbH. Mr. Kohn also previously served as a Managing Partner of Nelko Holdings LLC, which was formed for the purpose of evaluating business opportunities; a the non-executive Vice Chairman of, consultant to, Clenergen Corporation, an SEC-reporting issuer; Interim Chief Financial Officer of Proteonomix, Inc., a public company involved in stem cell research; Interim CEO and CFO of Global Realty Development Corp. co-founder and CEO of AssetTRADE (n/k/a GoIndustry with approximately 1,200 employees in 21 countries); Chairman, and CEO of Entrade.com, a subsidiary of Entrade, a NYSE-listed company; and President of Entrade, a subsidiary of Exelon Corporation, one of the largest electric utilities in the United States. Mr. Kohn has a B.B.A. in accounting from Temple University and is a C.P.A.

Thomas Perez. Mr. Perez, age 29, is a successful investor and entrepreneur. Prior to joining HyFi in June 2016, Mr. Perez served as V.P. Business Development for WPP Energy, where he focused on market and business development for WPP Energy’s Hydrogen and Waste to Energy product offerings. His duties at WPP Energy also included promoting WPP Token and was an ideas contributor to the HyFi Platform. Previously in a direct sales role, Mr. Perez built a community base of more than 10,000 people spanning across 35 countries.

Mr. Perez is passionate about blockchain technology with six years’ experience in the sector as an investor and promoter, having raised substantial money in the market. He was instrumental in bringing companies successfully into European Markets and in 2016, was called upon as a consultant by Lifevantage Corporation, a Nasdaq-listed company (Nasdaq: LFVN). Mr. Perez also has direct sales experience as an insurance broker for a large French company.

In connection with Mr. Kohn’s appointment as Chief Financial Officer, the Company and Mr. Kohn entered into an Employment Agreement (the “Employment Agreement”) dated June 29, 2021. Pursuant to the terms of the Employment Agreement, Mr. Kohn agreed to serve as the Company’s Chief Financial Officer for an initial term expiring on June 16, 2022, with automatic one-year renewals. In exchange for Mr. Kohn’s services, the Company agreed to pay Mr. Kohn an annual base salary of $150,000, which amount will be accrued. If the Company raises $5 million or more, then Mr. Kohn’s base salary will commence immediately and the Company will pay all accrued salary owed immediately.

Pursuant to the terms of the Employment Agreement, the Company has the right to terminate Mr. Kohn’s employment for cause upon 14 days’ written notice. In the event Mr. Kohn’s employment is terminated for cause, the Company will:

Pay to Mr. Kohn any unpaid base salary and any other payment required by law through the date of termination, and no bonus, incentive and option shares will be payable in the event of termination within one year of the date of the Employment Agreement. Upon one year completion of an employment term all bonuses, incentives and stock options will remain deliverable and payable as stipulated in the Employment Agreement shall be deemed earned and all unpaid salaries and bonuses shall be paid.

In addition, the Company has the right to terminate Mr. Kohn’s employment hereunder upon 14 days’ notice to Mr. Kohn. In the event Mr. Kohn’s employment is not terminated for cause, the Company will pay to Mr. Kohn any unpaid base salary and any other payment required until the end of the Employment Agreement, including any bonus, incentive and option shares. All bonuses, payables and stock options shall remain deliverable and payable as stipulated in the Employment Agreement and shall be deemed earned and all unpaid salaries and bonuses shall be paid.

The above description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURES.

On July 6, 2021, the Company issued a press release regarding the Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated June 29, 2021 by and among BioPower Operations Corporation and Rafael Ben Shaya, Troy MacDonald, Adam Benchaya, Thomas Perez, Tom Saban and Edouard Pouchoy.
10.2	Share Redemption Agreement dated as of June 29, 2021 by and between the registrant and China Energy Partners, LLC.
10.3	Senior Promissory Note, dated June 29, 2021, issued by the registrant to China Energy Partners, LLC.
10.4	Employment Agreement dated June 29, 2021 by and between the registrant and Robert Kohn.
99.1	Press Release issued July 6, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioPower Operations Corporation

	By:	/s/ Troy MacDonald
Troy MacDonald
Chief Executive Officer

Date: July 6, 2021